UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 27, 2020
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Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 27, 2020, Michael J. Jeary, resigned from his position as a member of the Board of Directors (the “Board”) of Lifetime Brands, Inc., a Delaware corporation (the “Company”), and all committees of the Board. Mr. Jeary’s resignation was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

(d) On January 27, 2020, the Board, elected Rachael A. Jarosh to serve on the Board of the Company, effective immediately. Ms. Jarosh fills a vacancy on the Board created by the resignation of Michael J. Jeary.

The Board has determined that Ms. Jarosh qualifies as an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

In connection with her election to the Board, Ms. Jarosh was appointed to the Board’s Nominating and Governance Committee.

As a non-employee director, Ms. Jarosh will receive the same compensation as the other non-employee directors of the Company, prorated from Ms. Jarosh’s election to the date of the Company’s 2020 Annual Meeting of Stockholders. In connection with her election to the Board, Ms. Jarosh entered into the Company’s standard form of indemnification agreement.

There is no arrangement or understanding between Ms. Jarosh and any other persons pursuant to which Ms. Jarosh was elected to serve on the Board. The Company is not aware of any transaction or relationship involving Ms. Jarosh requiring disclosure under Item 404(a) of Regulation S-K.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker Senior Vice President – Finance, Treasurer and Chief Financial Officer
Date: January 29, 2020